Exhibit 99.3 First Quarter 2026 Financial Results Presentation April 22, 2026 Quarterly Earnings Report

First Quarter Snapshot 1Q26 RESULTS millions, except per share and ratios NET REVENUE NET EARNINGS EPS 1Q26: GAAP $1,478 & NON-GAAP $1,442 1Q26: GAAP $1.48 & NON-GAAP $1.45 1Q26: GAAP $242 & NON-GAAP $237 BOOK VALUE PER SHARE ANNUALIZED ROTCE* ANNUALIZED ROCE TBV $24.89 BV $34.43 1Q26:GAAP 18.3% & NON-GAAP 17.9% 1Q26:GAAP 25.3% & NON-GAAP 24.8% * Please see our definition of ROTCE in our first quarter 2026 earnings release HIGHLIGHTS Record First Quarter Record First Quarter Net Revenue Investment Banking Revenue Record First Quarter Net Revenue Completed Sale of Global Wealth Management Stifel Independent Advisors Repurchased 2.8 million Record Asset Common Shares Management Revenue Quarterly Earnings Report 1

Strategic Objectives & Market Landscape Artificial Intelligence Private Credit Software Loans Legislation & Market Structure Quarterly Earnings Report 2

Variance to Consensus Estimates COMMENTRY ON VARIANCE TO ANALYST First Quarter Results Variance to Consensus Estimates ESTIMATES (in Millions, except diluted EPS and share data) 1Q26 1Q26 Mean % ∆ 1Q26 vs. 1Q25 Revenues Operating* Analyst Results Commissions + Principal transactions $358 $363 (1%) 7% ■ Commissions & Principal Transactions: Investment banking $341 $334 2% 44% ■ Stronger Global Wealth Management & Fixed Asset management and service fees $459 $457 0% 12% Net interest $277 $280 (1%) 6% Income Revenue Net revenues $1,442 $1,442 0% 15% Non-interest expenses ■ Lower Equity Revenue on European Compensation and benefits 829 830 (0%) 14% Restructuring Compensation Ratio 57.5% 57.6% -1 bps -5 bps Non-compensation expenses 293 299 (2%) (35%) ■ Investment Banking: Total non-interest expenses 1,121 1,129 (1%) (5%) Income before income taxes 320 312 3% 321% ■ Stronger Advisory Revenue Provision for income taxes 73 75 2% 494% ■ Lower Equity & Fixed Income Underwriting Tax Rate 22.9% 24.0% -110 bps 650 bps Net Income $247 $237 4% 288% Revenue Diluted Operating EPS $1.45 $1.38 5% 339% ■ Net Interest Income *Non-GAAP ■ Lower Non-Bank NII * Impact of Legal Reserves calculated as legal reserves of $67 million, an adjusted tax rate of 25%, divided by the diluted ■ Non-compensation Expense: average share count. ■ Lower Provision Expense & Investment Banking Gross Up ■ Tax Rate: ■ Improved Foreign Profitability Quarterly Earnings Report 3

Global Wealth Management

STIFEL

GLOBAL WEALTH MANAGEMENT REVENUE

millions	1Q26	Y/Y Change	Sequential Change
Transactional	$203	9%	-2%
Asset Management	459	12%	1%
Net Interest	264	8%	1%
Investment Banking	6	3%	-27%
Other	(0)	nm	nm
Total Global Wealth Management Net Revenue	$932	10%	0%
Comp. Ratio	50.7%	110 bps	50 bps
Non-Comp. Ratio	13.8%	-2170 bps	-60 bps
Provision for credit loss	$7	-46%	-33%
Pre-tax Margin	35.5%	2060 bps	10 bps
Pre-tax Pre-provision Margin	36.1%	1980 bps	-30 bps

CLIENT ASSET METRICS

millions	1Q26	Y/Y	Sequential Change
Total Client Assets	$538,717	11%	-2%
Fee-based Client Assets	$219,863	16%	-2%
Private Client Fee-based Client Assets	$191,708	15%	-3%

Client Asset Metrics Include the impact of assets associated with the sale of Stifel Independent Advisors. Total Client Assets from SIA were $10.5 bil. and $9.0 bil. on December 31,2025 and March 31, 2025, respectively. Fee-based Client Assets from SIA were $4.9 bil. and $4.2 bil. on December 31, 2025 and March 31, 2025, respectively

HIGHLIGHTS

- Record First Quarter Net Revenue
- Record Asset Management Revenue
- Record First Quarter Transactional Revenue
- Completed Sale of Stifel Independent Advisors

CLIENT CASH BALANCES


millions
$1,092
($691)
($894)
$1,066
$1,599
($1,409)
($54)
$1,114
$240
($108)
$505
$760
$1,446
($253)
$508
$1,474
$189
($366)
$673
$1,167
1Q25
2Q25
3Q25
4Q25
1Q26
Ticked MMF
Smart Rate
Sweep*
Non-Wealth Deposits

* Sweep balances include Sweep Deposits, Third-party Bank Sweep Program, & Other Sweep Cash

STIFEL | Quarterly Earnings Report

4

Institutional Group INSTITUTIONAL GROUP REVENUE HIGHLIGHTS millions 1Q26 Y/Y Change ■ Institutional Revenue up 29% Year-on-Year Advisory $218 59% Capital Raising $117 24% ■ Positive Pre-Tax Margins from International Business Equity $67 37% Fixed Income $50 9% ■ Record First Quarter Investment Banking Revenue Transactional $155 4% ■ Record First Quarter Advisory Revenue Equity $55 -7% Fixed Income $100 12% ■ Second Highest First Quarter Capital Raising Total Institutional Revenue* $495 29% Revenue Comp. Ratio 59.7% -590 bps Non-Comp. Ratio 20.5% -680 bps ■ Ranked #1 in Senior Managed New Issue Negotiated Pre-tax Margin 19.8% 1270 bps Municipal Issuance with 14.6% Market Share * Includes net interest, asset management, and other income IMPROVED FIRST QUARTER PRE-TAX MARGIN INSTITUTIONAL GROUP NET REVENUE 25.0% $600 19.8% 20.0% $500 $400 15.0% $300 10.6% 10.1% $200 10.0% 7.1% $100 5.0% $0 1Q25 2Q25 3Q25 4Q25 1Q26 0.0% Advisory Fees Capital Raising Brokerage Other 1Q23 1Q24 1Q25 1Q26 * 2021 revenue based on annualized results through 9/30/2021 Quarterly Earnings Report 5 millions

Expenses Non-GAAP EXPENSE RATIOS NON-GAAP EXPENSES & PRE-TAX INCOME 65% 40% 35% millions 1Q26 1Q25 Y/Y Change 63% 30% 61% Compensation $829 $728 14% 25% 59% 20% Non-compensation Expense, $277 $431 -36% 15% Ex. IB Gross Up & Credit Loss 57% 58.0% 58.0% 58.0% 58.0% 57.5% 10% Credit Loss Provision & IB Gross Up $15 $21 -27% 55% 5% 53% 0% Non-compensation $293 $451 -35% 1Q25 2Q25 3Q25 4Q25 1Q26 Pre-tax Income $320 $76 321% Non-compensation Operating Ratio Impact of Legal Accrual IB Gross up & Loan Loss Provision Compensation Ratio ANNUAL GAAP to Non-GAAP RESULTS GAAP to Non-GAAP RECONCILIATION $1,200 $1,000 (000s) 1Q26 Bar chart header numbers $800 GAAP Net Income $251,419 are a graphic $600 $400 Preferred Dividend $9,320 $200 Net Income available to common Shareholders $242,099 $0 2021 2022 2023 2024 2025 2026* -$200 Non-GAAP After Tax Adjustments ($4,622) Non-GAAP Net Income Available to Common $237,477 Shareholders GAAP Net Income Available to Common Shareholders Non-GAAP After Tax Adjustments * For reconciliation of GAAP to non-GAAP expenses, refer to our first quarter 2026 earnings release. *2026 annual GAAP to non-GAAP results based on annualized results through 3/31/2026 Quarterly Earnings Report 6 millions Compensation Ratio Non-compensation Ratio

Capital Utilization FIRM-WIDE ASSETS & CAPITAL RATIOS HIGHLIGHTS $45,000 22.0% $42,893 ■ Repurchased 1.25 million Shares in Open Market $41,687 $41,271 $40,384 20.0% $39,860 $40,000 ■ Net Settled 1.5 million Shares tied to Equity-based 18.0% 18.3% 18.7% Compensation $35,000 17.5% 17.6% 17.6% 16.0% ■ 10.2 million Shares in Total Authorization 14.0% $30,000 12.0% ■ Total Assets Increased $1.6 billion $25,000 11.4% 11.4% 11.1% 10.0% 10.8% 10.8% ■ Bank Funding Increased at CAGR of 11% Since 2021 $20,000 8.0% 1Q25 2Q25 3Q25 4Q25 1Q26 Assets Tier 1 Leverage Tier 1 Risk Based Capital $900,000 DEPLOYING EXCESS CAPITAL A TRACK RECORD of FUNDING GROWTH $800,000 $80,000 $700,000 $70,000 $600,000 $60,000 $50,000 $500,000 $40,000 $400,000 $30,000 $300,000 $20,000 $200,000 $10,000 $100,000 $0 $0 2021 2022 2023 2024 2025 2026* 2022 2023 2024 2025 2026 ($100,000) Capital Generated Bank Growth Bank Deposits Available Funding Common Stock Repurchases Dividends (Common & Preferred) Acquisitions *2026 based on results through 3/31/2026 Quarterly Earnings Report 7 (000s) millions millions

Concluding Remarks Quarterly Earnings Report

First Quarter 2026 Financial Results Presentation April 22, 2026 Quarterly Earnings Report

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure. Quarterly Earnings Report 10